Prospectus Supplement	May 27, 2022

Putnam Tax-Free High Yield Fund Prospectus dated November 30, 2021

Effective July 1, 2022, the following replaces the introductory paragraph and the subsequent Shareholder fees table under the heading Fees and expenses in the Fund summary section:

Fees and expenses

The following tables describe the fees and expenses you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in class A shares of Putnam funds. More information about these and other discounts is available from your financial professional and in How do I buy fund shares? beginning on page 15 of the fund’s prospectus, in the Appendix to the fund’s prospectus, and in How to buy shares beginning on page II-1 of the fund’s statement of additional information (SAI).

Shareholder fees (fees paid directly from your investment)

Share class	Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)
Class A	4.00%	1.00%*
Class B	None	5.00%**
Class C	None	1.00%***
Class R6	None	None
Class Y	None	None

*	Applies only to certain redemptions of shares bought with no initial sales charge.
**	This charge is phased out over six years.
***	This charge is eliminated after one year.

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Effective July 1, 2022, in the section How do I buy fund shares? – Which class of shares is best for me?, the sub-section How much you intend to invest is deleted in its entirety and replaced with the following:

• How much you intend to invest. While investments of less than $50,000 can be made in any share class, class A offers sales charge discounts starting at $50,000.

Effective July 1, 2022, in the section How do I buy fund shares? – Which class of shares is best for me? – Here is a summary of the differences among the classes of shares – Class A shares, the second bullet point is deleted in its entirety and replaced with the following:

• Lower sales charges available for investments of $50,000 or more

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330088 – 5/22

Effective July 1, 2022, the sub-section Initial sales charges for class A shares in the section How do I buy fund shares? is deleted in its entirety and replaced with the following:

Initial sales charges for class A shares

	Class A sales charges as a percentage of*:
Amount of purchase at offering price ($)	Net amount invested	Offering price**
Under 50,000	4.17%	4.00%
50,000 but under 100,000	3.36	3.25
100,000 but under 250,000	2.56	2.50
250,000 and above	NONE	NONE

* Because of rounding in the calculation of offering price and the number of shares purchased, actual sales charges you pay may be more or less than these percentages.

** Offering price includes sales charges.